SUPPLEMENT DATED JULY 10, 2023
To the following variable annuity prospectus:
Allianz Index Advantage Income ADV®
Dated May 1, 2023

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in Maryland on or after May 15, 2023; and to Contracts issued in Louisiana, Montana, and Wyoming on or after July 10, 2023.

•	Early Reallocations are available.
•	Performance Locks are not allowed for Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options if the Contract Value is equal to zero.
•	Alternate instructions for deductions of partial withdrawals (including investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) are not allowed.

PRO-004-0523
(IAI-003-ADV)